Safe Harbor Certain statements in this presentation may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "objective" and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and integrate acquisitions and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Enabling technologies Strong balance sheet Growth

Business Segments % of Revenue Q3 2004* *Exceeds 100%, as this includes sales between segments, which is 4% of total sales Q3.

Global Sales % of Revenue Q3 2004

Market Segments % of Revenue Q3 2004* * As of October 1, 2004

Major Customers - Q3

Growth Strategy Develop new niche markets Acquire new technology Create product synergies

Acquisition Strategy Enabling technologies Cash Accretive Track record DRC (03) Spectron (03) Westwind Air Bearings (03) MicroE (04)

Westwind MicroE Rotary motion PCB drilling spindles Future growth: data storage industrial printing Acquisition Synergies Motion control Data storage Future growth: robotics medical industrial

Niche Markets

GSI LUMONICS

	Industrial	Electronic	Medical	Semiconductor	Other
Scanners	Marking Inspection	Cutting Inspection	Ophthalmology Imaging Dermatology	Inspection Marking	Printing Detection
Encoders	Coordinate Measuring Position Monitoring Closed Loop Motor control	Bond Head Control Gantry Systems Rotary Positioning Linear Positioning	Robotic Surgery DNA & Gnome Testing Cancer Screening	Wafer Handling Robots Vacuum Processing Cassette Loaders	Microscopy Velocity control Desktop Printers Video Surveillance
Motion Control	Factory Automation Machine Control Process Control	Wire bonding PCB drilling Pick & Place systems Test & Repair	Lab Automation Medical Devices Analytical Instruments	Wafer Fabrication Dicing Chip Bonding Test & Repair	Aerospace Guidance Data Storage Manuf. Research End User appl.
Rotary Motion	Coatings High-speed machining	PCB Drilling/Routing Media Writing		Ion Implantation Wafer Dicing Wafer Grinding	Graphic Arts
Optics	Aerospace-gyros			Superpolished Optics Optical Coatings	Mil-gyros Mil-coatings
Laser	Automotive component welding, aerospace drilling, textile & plastics cutting & marking	Electronic package welding, sensor welding, package & board marking	Implantable & medical device welding, device marking, stent cutting, pill marking	Wafer & package marking, wafer dicing	Diamond processing, entertainment, scientific
Systems		Circuits PCB inspection		Memory Mixed signal	

©GSI Lumonics 2004

Sales (US$ Millions)* * These sales include sales between segments. 37.8 45.3 41.5 45.4 46.5 56.6 79.1 90.2 94.7

Revenue & Earnings Trends Revenues (US$ Millions) Earnings (US$ Millions)

Bookings & Backlog (US$ Millions) Bookings* Backlog** * This includes Westwind in Q4 '03 and MicroE in Q2 '04. * * This includes MicroE

Selected Balance Sheet* Cash & Investments $80.1 Total Assets $373.1 NBV $296.5 *All values in $US millions actual as of October 1, 2004

Targeted Business Model Q3 2004 Target Revenues Gross margin Engineering SG & A expenses Amortization Operating profit 100% 100% 40.9% 45% 7.2% 9% 17.2% 17% 1.8% 2% 14.7% 17%

GSI Lumonics - In Review Position: New products Excellent market relationships Strong balance sheet - no debt Growth: Acquire technologies Grow market niches